Exhibit 10.15a



                              JACK IN THE BOX INC.
                             RESTRICTED STOCK AWARD
                       UNDER THE 2002 STOCK INCENTIVE PLAN
                         SUMMARY AS OF JANUARY 19, 2003




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Awardee                   Number of Shares Awarded             Award Date
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John Hoffner                        56,000                 November 8, 2002
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Linda Lang                          55,000                 November 8, 2002
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Larry Schauf                        50,000                 November 8, 2002
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Carlo Cetti                         29,600                 November 8, 2002
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David Theno                         28,000                 November 8, 2002
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